                                                                   EXHIBIT 10(r)

                          NATIONAL GRID USA COMPANIES'
                           INCENTIVE COMPENSATION PLAN

                                                   Adopted December 6, 2001
                                                   Effective as of April 1, 2000

                                                     /s/ Richard P. Sergel
                                                   -----------------------------
                                                   Chief Executive Officer
                                                   National Grid USA

                                        Amended and Restated March 1, 2003
                                        Effective as of April 1, 2002

                          NATIONAL GRID USA COMPANIES'
                           INCENTIVE COMPENSATION PLAN

                     Adopted with effect from April 01, 2000

1.    This Plan comprises two distinct parts:

      A)    The Incentive Compensation Plan (Cash Plan)

      B)    The Incentive Share Plan (Share Plan).

2.    The Cash Plan comprises Appendix A to the Plan.

3.    The Share Plan comprises Appendix B to the Plan.

                                TABLE OF CONTENTS

                                   APPENDIX A

                          NATIONAL GRID USA COMPANIES'
                           INCENTIVE COMPENSATION PLAN

I.       INTRODUCTION....................................................................................   1
         1.01    Name....................................................................................   1
         1.02    Purpose.................................................................................   1
II.      DEFINITIONS.....................................................................................   2
         2.01    ADR.....................................................................................   2
         2.02    ADS.....................................................................................   2
         2.03    Base Compensation.......................................................................   2
         2.04    Benefits Administrator..................................................................   2
         2.05    Board...................................................................................   2
         2.06    Board/CEO...............................................................................   2
         2.07    Bonus Award.............................................................................   2
         2.08    Cash Bonus..............................................................................   2
         2.09    CEO.....................................................................................   2
         2.10    Chairman................................................................................   3
         2.11    Change in Control.......................................................................   3
         2.12    Company.................................................................................   3
         2.13    A Major Transaction.....................................................................   3
         2.14    Matching Percentage.....................................................................   4
         2.15    National Grid USA.......................................................................   5
         2.16    Organizational Targets..................................................................   5
         2.17    Participant.............................................................................   5
         2.18    Plan....................................................................................   5
         2.19    Plan Year...............................................................................   5
III.     ADMINISTRATION..................................................................................   5
         3.01    Administration and Interpretation.......................................................   5

         3.02    Amendment or Termination................................................................   5
         3.03    No Segregation of Assets; No Assignment.................................................   6
         3.04    Participant List........................................................................   6
         3.05    Effectuation of Interest................................................................   6
         3.06    Accounting..............................................................................   7
IV.      PARTICIPATION...................................................................................   7
         4.01    Selection...............................................................................   7
         4.02    Notification............................................................................   7
V.       PARTICIPANT'S COMPENSATION......................................................................   7
VI.      BASE COMPENSATION...............................................................................   7
         6.01    Base Compensation.......................................................................   7
         6.02    Salary Approvals........................................................................   8
VII.     INCENTIVE COMPENSATION..........................................................................   8
         7.01    Bonus Award.............................................................................   8
         7.02    Target Payout...........................................................................   8
         7.03    Bonus Award Measurement.................................................................   8
         7.04    Bonus Award Payout......................................................................   9
         7.05    Bonus Award Payment.....................................................................   9
         7.06    Exercise of Discretion..................................................................  10
         7.07    Distribution............................................................................  10
         7.08    Deferral of Cash........................................................................  10
VIII.    PAYMENT UPON CHANGE OF CONTROL..................................................................  11
IX.      GENERAL PROVISIONS..............................................................................  12
         9.01    Other Benefit Plans.....................................................................  12
         9.02    Termination of Participation............................................................  12
         9.03    Interplan Transfer/Entry During Plan Year...............................................  12
         9.04    Future Employment.......................................................................  13
         9.05    Headings................................................................................  13
         9.06    Gender and Number.......................................................................  13

         9.07    Governing Law...........................................................................  13
         9.08    Rate Making.............................................................................  13


                                   APPENDIX B

                          NATIONAL GRID USA COMPANIES'
                              INCENTIVE SHARE PLAN

I.       INTRODUCTION.....................................................................................  1
         1.01    Name.....................................................................................  1
         1.02    Purpose..................................................................................  1
II.      DEFINITIONS......................................................................................  1
         2.01    ADS......................................................................................  1
         2.02    Annual Incentive Share Award.............................................................  2
         2.03    Base Compensation........................................................................  2
         2.04    Benefits Administrator...................................................................  2
         2.05    Board....................................................................................  2
         2.06    Board/CEO................................................................................  2
         2.07    Bonus Award..............................................................................  2
         2.08    Cash Bonus...............................................................................  2
         2.09    CEO......................................................................................  2
         2.10    Chairman.................................................................................  2
         2.11    Company..................................................................................  2
         2.12    Matching Percentage......................................................................  2
         2.13    National Grid USA........................................................................  3
         2.14    Participant..............................................................................  3
         2.15    Plan.....................................................................................  3
         2.16    Plan Year................................................................................  3
         2.17    Restricted Shares........................................................................  3
         2.18    Trustee..................................................................................  3
III.     ADMINISTRATION...................................................................................  3
         3.01    Administration and Interpretation........................................................  3
         3.02    Amendment or Termination.................................................................  3
         3.03    Effectuation of Interest.................................................................  4

         3.04    Accounting...............................................................................  4
IV.      ANNUAL INCENTIVE SHARE AWARD.....................................................................  4
         4.01    Calculation of Award.....................................................................  4
         4.02    Purchase of ADS's........................................................................  4
         4.03    Timing of Purchase.......................................................................  5
         4.04    Restriction on Shares/ADS's..............................................................  5
         4.05    Distribution Date........................................................................  6
         4.06    Deferral of ADS's........................................................................  6
V.       GENERAL PROVISIONS...............................................................................  6
         5.01    Other Benefit Plans......................................................................  6
         5.02    Future Employment........................................................................  7
         5.03    Headings.................................................................................  7
         5.04    Gender and Number........................................................................  7
         5.05    Governing Law............................................................................  7
         5.06    Rate Making..............................................................................  7

                                   APPENDIX A

                          NATIONAL GRID USA COMPANIES'
                           INCENTIVE COMPENSATION PLAN

                          NATIONAL GRID USA COMPANIES'

                           INCENTIVE COMPENSATION PLAN

                                              Adopted December 6, 2001
                                              Effective as of April 1, 2000
                                              Amended and Restated March 1, 2003
                                              Effective as of April 1, 2002

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
I.       INTRODUCTION...................................................    1
         1.01    Name...................................................    1
         1.02    Purpose................................................    1
II.      DEFINITIONS....................................................    2
         2.01    ADR....................................................    2
         2.02    ADS....................................................    2
         2.03    Base Compensation......................................    2
         2.04    Benefits Administrator.................................    2
         2.05    Board..................................................    2
         2.06    Board/CEO..............................................    2
         2.07    Bonus Award............................................    2
         2.08    Cash Bonus.............................................    2
         2.09    CEO....................................................    2
         2.10    Chairman...............................................    3
         2.11    Change in Control......................................    3
         2.12    Company................................................    3
         2.13    A Major Transaction....................................    3
         2.14    Matching Percentage....................................    4
         2.15    National Grid USA......................................    5
         2.16    Organizational Targets.................................    5
         2.17    Participant............................................    5
         2.18    Plan...................................................    5
         2.19    Plan Year..............................................    5
III.     ADMINISTRATION.................................................    5
         3.01    Administration and Interpretation......................    5
         3.02    Amendment or Termination...............................    5
         3.03    No Segregation of Assets; No Assignment................    6

         3.04    Participant List.......................................    6
         3.05    Effectuation of Interest...............................    6
         3.06    Accounting.............................................    7
IV.      PARTICIPATION..................................................    7
         4.01    Selection..............................................    7
         4.02    Notification...........................................    7
V.       PARTICIPANT'S COMPENSATION.....................................    7
VI.      BASE COMPENSATION..............................................    7
         6.01    Base Compensation......................................    7
         6.02    Salary Approvals.......................................    8
VII.     INCENTIVE COMPENSATION.........................................    8
         7.01    Bonus Award............................................    8
         7.02    Target Payout..........................................    8
         7.03    Bonus Award Measurement................................    8
         7.04    Bonus Award Payout.....................................    9
         7.05    Bonus Award Payment....................................    9
         7.06    Exercise of Discretion.................................   10
         7.07    Distribution...........................................   10
         7.08    Deferral of Cash.......................................   10
VIII.    PAYMENT UPON CHANGE OF CONTROL.................................   11
IX.      GENERAL PROVISIONS.............................................   12
         9.01    Other Benefit Plans....................................   12
         9.02    Termination of Participation...........................   12
         9.03    Interplan Transfer/Entry During Plan Year..............   12
         9.04    Future Employment......................................   13
         9.05    Headings...............................................   13
         9.06    Gender and Number......................................   13
         9.07    Governing Law..........................................   13
         9.08    Rate Making............................................   13

                          NATIONAL GRID USA COMPANIES'
                           INCENTIVE COMPENSATION PLAN

I. INTRODUCTION

      1.01 Name. The Plan shall be known as the National Grid USA Companies' Incentive Compensation Plan. The Plan includes two distinct parts, the Incentive Compensation Plan or Cash Plan and the Incentive Share Plan or Share Plan. The Cash Plan is set forth in Appendix A and the Share Plan is set forth in Appendix B.

      1.02 Purpose. The purpose of the National Grid USA Companies' Incentive Compensation Plan (the Plan), which previously comprised four separate cash plans entitled New England Electric Companies' Senior Incentive Compensation Plan, New England Electric Companies' Incentive Compensation Plan I, New England Electric Companies' Incentive Compensation Plan II, and New England Electric Companies' Incentive Compensation Plan III, is to achieve and maintain a high level of corporate performance by making it possible for those selected executives whose efforts and responsibilities have direct and major influence on corporate earnings to earn significant compensation rewards in the form of cash in proportion to corporate achievement of organizational objectives and the executive's contribution thereto. This Plan, effective as of the date of the consummation of the merger of New England Electric System and National Grid Group plc is being amended and restated effective as of April 1, 2002 in order to reflect changes in the method of measuring and rewarding compensation.

II. DEFINITIONS

      2.01 ADR means American Depositary Receipt of National Grid Transco plc, or its successor as traded on the New York Stock Exchange. The value of one ADR is the closing price as reported in the Wall Street Journal on the date of determination and is interchangeable with ADS.

      2.02 ADS means American Depositary Share of National Grid Transco plc, or its successor as traded on the New York Stock Exchange. The value of one ADS is the closing price as reported in the Wall Street Journal on the date of determination.

      2.03 Base Compensation means the compensation referred to in Section 6.01 and includes all salary, whether received or deferred.

      2.04 Benefits Administrator means the National Grid USA executive officer responsible for the Human Resources function or his/her designee.

      2.05 Board means the Board of Directors of National Grid Transco plc.

      2.06 Board/CEO means whenever a decision must be made for Participants under the Plan, the Board will make decisions for the CEO and/or Chairman; and the CEO will make the decisions for the remaining Participants.

      2.07 Bonus Award means the compensation referred to in Article VII.

      2.08 Cash Bonus means the total cash component of the bonus awarded a Participant for a Plan Year under Article VII, including amounts awarded upon a Change in Control or upon consummation of a transaction approved by a Major Transaction.

      2.09 CEO means the Chief Executive Officer of National Grid USA.

      2.10 Chairman means the Chairman of National Grid USA.

      2.11 Change in Control occurs when the conditions set forth in any of the following sections shall have been satisfied:

      (a) any person or persons in concert obtains Control (as defined in Section 840 of the United Kingdom's Income and Corporation Taxes Act
            1988) of National Grid Transco plc as a result of making a general offer to acquire shares in National Grid Transco plc, or having obtained Control, makes such an offer; or

      (b) the consummation of the sale or disposition by National Grid Transco plc of all or substantially all of the assets of National Grid USA to a non-affiliated entity; or

      (c) the complete liquidation, dissolution or winding up of National Grid Transco plc and/or of National Grid USA.

            A Change in Control shall not be deemed to have occurred if the events referred to above are part of an arrangement ("a Reorganisation") which will mean that National Grid Transco plc and/or National Grid USA will be under the Control of another company or the business of National Grid Transco plc is carried on by another company, and the persons who owned the shares in National Grid Transco plc immediately before the Change in Control will immediately afterwards own more than 50% of the shares in that other company.

      2.12 Company means any National Grid USA company that has an employee(s) who participates in the Plan.

      2.13 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following sections shall have been satisfied:

      (a) any person becomes bound or entitled to acquire shares in National Grid Transco plc under Sections 428 to 430F of the United Kingdom's Companies Act 1985, or a scheme of arrangement or compromise under
            Section 425 of the United Kingdom's Companies Act 1985 is proposed for National Grid Transco plc, or

      (b) National Grid Transco plc's shareholders approve the sale or disposition of all or substantially all of the assets of National Grid USA to a non-affiliated entity or

      (c) National Grid Transco plc passes a resolution for voluntary winding up, or an order is made for the compulsory winding up of National Grid Transco plc and/or National Grid USA or

      (d) The shareholders of National Grid Transco plc, approve an event the consummation of which would result in the occurrence of a Change in Control, or.

      (e) The Board adopts a resolution that, for purposes of the Incentive Compensation Plan, a Major Transaction has occurred.

            A Major Transaction shall not be deemed to have occurred if the events referred to above are part of an arrangement ("a Reorganisation") which will mean that National Grid Transco plc and/or National Grid USA will be under the Control of another company or the business of National Grid Transco plc is carried on by another company, and the persons who owned the shares in National Grid Transco plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

      2.14 Matching Percentage shall have the meaning set forth in National Grid USA Companies' Incentive Share Plan.

      2.15 National Grid USA means National Grid USA, a wholly owned subsidiary of National Grid Transco plc and the successor of the New England Electric System companies.

      2.16 Organizational Targets means those objectives established by the Board for each Plan Year for National Grid Transco, plc. and/or its subsidiaries.

      2.17 Participant means the CEO and/or Chairman, and such other individuals who have been selected, in accordance with Section 4.01, or an equivalent prior provision, to be a participant in the Plan.

      2.18 Plan means the National Grid USA Companies' Incentive Compensation Plan, as amended from time to time.

      2.19 Plan Year means a twelve month period beginning on April 1 of any year.

III. ADMINISTRATION

      3.01 Administration and Interpretation. The Plan shall be administered by the Benefits Administrator, and interpretations of the Plan or other determinations with respect to the Plan by the Benefits Administrator shall be final and binding on all parties. Determinations or interpretations affecting the Benefits Administrator, individually, shall be made by the CEO and such determinations or interpretations shall be final and binding on all parties.

      3.02 Amendment or Termination. The CEO may amend or terminate the Plan at any time, provided that:

      (a) no such action shall affect any right or obligation with respect to any Bonus Award previously granted;

      (b) provisions of Article VIII and Sections 2.11 and 2.13 may not be amended without the written consent of any Participant affected;

      (c) no termination of the Plan may be made after a Major Transaction unless, if applicable, the shareholders of National Grid Transco plc have rescinded their approval of the transaction; and

      (d) no amendment of the Plan may be made after a Major Transaction without the written consent of any Participant affected unless, if applicable, the shareholders of National Grid Transco plc have rescinded their approval of the transaction.

      3.03 No Segregation of Assets; No Assignment. National Grid USA is not required to set aside or segregate any assets of any kind to meet obligations under the Plan. A Participant has no rights under the Plan to any specific assets of National Grid USA. A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under the Plan, which payments and the right thereto shall be, to the fullest extent permitted by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

      3.04 Participant List. The Benefits Administrator shall be responsible for maintaining an up-to-date list of the Participants in the Plan.

      3.05 Effectuation of Interest. In the event it should become impossible for the Benefits Administrator, the CEO, the Chief Executive Officer of National Grid Transco plc, or National Grid USA to perform any act required by the Plan, the Benefits Administrator, the CEO, the Chief Executive Officer of National Grid Transco plc, or National Grid USA may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

      3.06 Accounting. The Vice President and Controller of National Grid USA will be responsible for accounting matters directly affecting the Plan.

IV. PARTICIPATION

      4.01 Selection. Except for the CEO and/or Chairman who are automatically participants in the Plan, it is anticipated (but not binding) that, by March 1 of each year, the CEO shall, based upon qualifications, select the ICP I Participants for the following year; and senior management shall, based upon qualifications, select the ICP II and III Participants for the following year. In addition, with the written consent of the CEO, qualified individuals may be added to the Plan or transferred to different levels of the Plan during a Plan Year.

      4.02 Notification. The Benefits Administrator shall notify those new Participants who have been included in the Plan for the following year and those Participants who have been dropped from the Plan for the following year.

V. PARTICIPANT'S COMPENSATION

      5.01 The compensation for each Participant will consist of two components:
Base Compensation and Incentive Compensation as described in Articles VI and VII below.

VI. BASE COMPENSATION

      6.01 Base Compensation. A Participant's performance will be evaluated and his or her base compensation, including any merit or promotional increase, will be set in accordance with the National Grid USA salary management program.

      6.02 Salary Approvals. The Board will approve all salary changes for the CEO and/or Chairman, and the CEO will approve all salary changes for ICP I Participants. For all other Participants, the Senior Vice President in charge of his/her function will approve the Participant's salary change.

VII. INCENTIVE COMPENSATION

      7.01 Bonus Award. A Participant's Incentive Compensation (Bonus Award) will be based upon the Participant's overall performance, comparison of the Participant's performance and contributions in relationship to his/her peers, and accomplishment of the Participant's individual objectives. At the beginning of each Plan Year, Organizational Targets will be developed by the Board. Individual objectives and measurements of success in support of these Organizational Targets and business goals of the Company shall then be established by the Board or the Chief Executive Officer of National Grid Transco plc for the CEO and the Chairman, and for all other Participants; by the CEO or appropriate senior management for each Plan Year.

      7.02 Target Payout. At the end of the Plan Year, the Board will measure National Grid USA's performance in relation to the Organizational Targets. If National Grid USA achieves its Organizational Targets, full credit will be given to National Grid USA (Target Payout). The Target Payout will be adjusted up or down, to reflect results greater than or less than the target. This will determine the amount available for Bonus Awards for Participants for said Plan Year.

      7.03 Bonus Award Measurement. At the end of the Plan Year, the Participant's overall performance, performance in relationship to his/her peers, and accomplishment of individual objectives will be assessed by the Board or the Chief Executive Officer of National Grid Transco plc for the CEO and the Chairman, by the appropriate Senior Vice President for the remaining ICP I Participants, and by senior management for ICP II and ICP III Participants. Each Participant will be rated on a scale of 1-5.

1   =   Exceptional Performance
2   =   Excellent Performance
3   =   Good Performance
4   =   Poor Performance
5   =   Unsatisfactory Performance

      7.04 Bonus Award Payout. The Bonus Award payout will be based upon the Participants ICP level and overall performance rating as set forth in Section
7.03 above. The Target Payout for ICP I is 45% of base compensation; for ICP II-33% of base compensation and for ICP III-10% of base compensation. For example, if the Plan pays out at target, a score of 1-5 will typically generate the following payout levels:

1     Exceptional performance = 130 - 150% of target
2     Excellent performance = 100 - 130% of target
3     Good performance = 50 - 100% of target
4     Poor performance = 0 - 50% of target
5     Unsatisfactory performance = 0%

      7.05 Bonus Award Payment. Participant's in ICP I and II will receive two thirds of their Bonus Award in cash and one-third in ADS's (which is the payment referred to in Article 4.0 of Appendix B, the Incentive Share Plan). ICP III Participants will receive their total Bonus Award in cash.

      Notwithstanding the foregoing, the CEO and Chairman's Bonus Awards will be determined in accordance with their respective Employment Agreement. Further, if any other Participant has an employment agreement with a Company, National Grid USA, or National Grid Transco plc that provides for percentages different than those set forth above, the terms set forth in the Participant's employment agreement shall supercede the terms set forth in the Plan.

      7.06 Exercise of Discretion. The Board, the Chief Executive Officer of National Grid Transco plc, the CEO, the Senior Vice President, and/or member of senior management, as appropriate, are expected to use their sound judgment in evaluating a Participant's overall performance. In addition, they shall retain the discretion to adjust Bonus Awards as they deem appropriate. Further, the Board/CEO or the Chief Executive Officer of National Grid Transco plc, as appropriate, retains the discretion, from time to time, to add or delete performance measures and to adjust pay out percentages as deemed appropriate.

      7.07 Distribution. The Bonus Award will be distributed to Participants by the June 15 following the Plan Year.

      Notwithstanding any other provision of this Plan, if the Annual Incentive Share Award earned under the Share Plan cannot be distributed to Participants within the time frame set forth in the Share Plan, then each Participant shall receive from the Cash Plan, a cash amount that otherwise would have been awarded in ADR's under the Share plan.

      7.08 Deferral of Cash. Notwithstanding anything in the Plan to the contrary, a Participant in ICP I or II may elect to defer receipt of a Bonus Award in accord with the terms and conditions of National Grid USA Companies Deferred Compensation Plan. Thereafter, the Participants right to the deferred compensation shall be governed solely by the terms of said Plan.

VIII. PAYMENT UPON CHANGE OF CONTROL

      In the event of a Change in Control or Major Transaction, each Participant will receive, within 30 days of the consummation of the (1) Change in Control or
(2) of the transaction approved by the Major Transaction, a cash payment equal to (a) the average of the bonus percentages for the Plan for the last three years prior to the Change in Control or consummation of the transaction approved by the Major Transaction times the Participant's annualized Base Compensation; or if the Plan has not been in effect for three years, then the average of the bonus percentage for the Plan and the preceding plan, New England Electric Companies' Senior Incentive Compensation Plan or New England Electric Companies' Incentive Compensation Plans I, II, or III and (b) a Matching Percentage based upon the average of the bonus percentages for the Plan for the last three years prior to the Change in Control or consummation of the transaction approved by the Major Transaction times the Participant's annualized Based Compensation; or if the Plan has not been in effect for three years, then the average of the bonus percentage for the Plan and the preceding plan, New England Electric Companies' Senior Incentive Compensation Plan or New England Electric Companies' Incentive Compensation Plans I, II, or III. Further, if the consummation of the Change in Control or of the transaction approved by the Major Transaction occurs prior to the determination and payment of the Bonus Award for the prior Plan Year, the Participant will also receive within 30 days a cash payment equal to
(a) said percentage times the Participant's Base Compensation received in the prior Plan Year and (b) an amount based upon that amount that the Participant would receive as a Matching Percentage based upon the percentage under the Plan times the Participant's Base Compensation received in the prior Plan Year. No further benefits will be payable from the Plan.

IX. GENERAL PROVISIONS

      9.01 Other Benefit Plans. Bonus Awards will not be used in determining the Participant's benefits under any group insurance plan or any incentive program other than the Share Plan. Notwithstanding the foregoing, Bonus Awards will be included in pension plan calculations to the extent provided in said pension plans.

      9.02 Termination of Participation. Termination of participation shall be determined as follows:

            (a) The CEO and/or Chairman will be deemed Participants for the Plan Year regardless of the number of months they are actively employed in a Plan Year unless otherwise specified in their Employment Agreement.

            (b) If, for any reason, a Participant should cease to be actively employed by a subsidiary of National Grid USA prior to October 1 of a Plan Year, that person will not be deemed a Participant for that year unless the CEO determines there are extraordinary circumstances which justify inclusion.

            (c) A Participant who is actively employed during the first six months of the Plan Year, but ceases to be so actively employed during the last six months of a Plan Year will be deemed a Participant for that Plan Year on a proportional basis.

      9.03 Interplan Transfer/Entry During Plan Year.

            (a) The CEO will also determine the extent, if any, of additions to the Plan or replacements for a Participant terminating participation in the Plan during any Plan Year. If a Participant's ICP level changes during the Plan Year, the Participant will be deemed to be a Participant for that Plan Year on a proportional basis for each level, respectively. If an individual becomes a Participant during a Plan Year, the individual will be deemed a Participant for that Plan Year on a prorated basis.

      9.04 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

      9.05 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

      9.06 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein", "hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

      9.07 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.

      9.08 Rate Making. Bonus Awards shall not be included for rate-making purposes. The Plan initially adopted on December 6, 2001 effective as of April 1, 2000 is hereby amended and restated as of March 1, 2003 and effective as of April 1, 2002.

                                      ------------------------------------------
                                      Chief Executive Officer
                                      National Grid USA

                                   APPENDIX B

                          NATIONAL GRID USA COMPANIES'
                              INCENTIVE SHARE PLAN

                          NATIONAL GRID USA COMPANIES'

                              INCENTIVE SHARE PLAN

                                              Adopted - December 6, 2001
                                              Effective as of April 1, 2000

                                              Amended and Restated March 1, 2003
                                              Effective as of April 1, 2002.

                                TABLE OF CONTENTS

                                                                Page
I.       INTRODUCTION........................................    1
         1.01    Name........................................    1
         1.02    Purpose.....................................    1
II.      DEFINITIONS.........................................    1
         2.01    ADS.........................................    1
         2.02    Annual Incentive Share Award................    2
         2.03    Base Compensation...........................    2
         2.04    Benefits Administrator......................    2
         2.05    Board.......................................    2
         2.06    Board/CEO...................................    2
         2.07    Bonus Award.................................    2
         2.08    Cash Bonus..................................    2
         2.09    CEO.........................................    2
         2.10    Chairman....................................    2
         2.11    Company.....................................    2
         2.12    Matching Percentage.........................    2
         2.13    National Grid USA...........................    3
         2.14    Participant.................................    3
         2.15    Plan........................................    3
         2.16    Plan Year...................................    3
         2.17    Restricted Shares...........................    3
         2.18    Trustee.....................................    3
III.     ADMINISTRATION......................................    3
         3.01    Administration and Interpretation...........    3
         3.02    Amendment or Termination....................    3
         3.03    Effectuation of Interest....................    4

         3.04    Accounting..................................    4
IV.      ANNUAL INCENTIVE SHARE AWARD........................    4
         4.01    Calculation of Award........................    4
         4.02    Purchase of ADS's...........................    4
         4.03    Timing of Purchase..........................    5
         4.04    Restriction on Shares/ADS's.................    5
         4.05    Distribution Date...........................    6
         4.06    Deferral of ADS's...........................    6
V.       GENERAL PROVISIONS..................................    6
         5.01    Other Benefit Plans.........................    6
         5.02    Future Employment...........................    7
         5.03    Headings....................................    7
         5.04    Gender and Number...........................    7
         5.05    Governing Law...............................    7
         5.06    Rate Making.................................    7
         5.07    Effective Date..............................

                          NATIONAL GRID USA COMPANIES'

                              INCENTIVE SHARE PLAN

I. INTRODUCTION

      1.01 Name. The Plan shall be known as the National Grid USA Companies' Incentive Share Plan.

      1.02 Purpose. The purpose of the National Grid USA Companies' Incentive Share Plan ("the Plan"), previously entitled New England Electric Companies' Incentive Share Plan is to achieve and maintain a high level of corporate performance by making it possible for those selected executives whose efforts and responsibilities have direct and major influence on corporate earnings to earn significant compensation rewards in the form of ADS's measured by the individual's achievements under National Grid USA Companies' Incentive Compensation Plan (Incentive Compensation Plan). The Plan, effective as of the date of the consummation of the merger of New England Electric System and National Grid Transco plc is being amended and restated effective as of April 1, 2002 in order to reflect changes in the method of measuring and rewarding compensation.

II. DEFINITIONS

      2.01 ADS means American Depositary Share of National Grid Transco plc, or its successor, as traded on the New York Stock Exchange. The value of one ADS is the closing price as reported in the Wall Street Journal on the date of determination.

      2.02 Annual Incentive Share Award means the total number of ADS's awarded to a participant for a Plan Year.

      2.03 Base Compensation means the compensation referred to in Section 6.01 of the Incentive Compensation Plan and includes all salary, whether received or deferred.

      2.04 Benefits Administrator means the National Grid USA executive officer responsible for the Human Resources function or his/her designee.

      2.05 Board means the Board of Directors of National Grid Transco plc.

      2.06 Board/CEO means whenever a decision must be made for Participants under the Plan, the Board will make decisions for the CEO/and or Chairman; and the CEO will make the decision for remaining Participants.

      2.07 Bonus Award means the Cash Bonus and the Annual Incentive Share
Award.

      2.08 Cash Bonus means the total cash component of the bonus awarded a Participant for a Plan Year under Article 7.0 of the Incentive Compensation Plan, including amounts awarded upon a Change in Control or upon consummation of a transaction approved by a Major Transaction.

      2.09 CEO means the Chief Executive Officer of National Grid USA.

      2.10 Chairman means the Chairman of National Grid USA.

      2.11 Company means any National Grid USA company that has an employee(s) who participates in the Plan.

      2.12 Matching Percentage means such sum as may be authorised by the Board prior to the commencement of the Plan Year but, in default, of any other determination:

      50% if the Participant is a participant in the Plan at the level of ICP I or ICP II.

      2.13 National Grid USA means National Grid USA, a wholly owned subsidiary of National Grid Transco plc and the successor of the New England Electric System companies.

      2.14 Participant means the CEO and/or Chairman, and any other individual who is a participant in the Incentive Compensation Plan Level I or Level II.

      2.15 Plan means the National Grid USA Companies' Incentive Share Plan, as amended from time to time.

      2.16 Plan Year means a twelve month period beginning on April 1 of any year.

      2.17 Restricted Shares means those shares/ADS's issued under the Plan, or its predecessor subject to the restrictions set forth in Section 4.04 below.

      2.18 Trustee means any bank or other financial institution so designated by the Treasurer or Chief Financial Officer of National Grid USA.

III. ADMINISTRATION

      3.01 Administration and Interpretation. The Plan shall be administered by the Benefits Administrator and interpretations of the Plan or other determinations with respect to the Plan by the Benefits Administrator shall be final and binding on all parties. Determinations or interpretations affecting the Benefits Administrator, individually shall be made by the CEO and such determinations or interpretations shall be final and binding all parties.

      3.02 Amendment or Termination. The CEO may amend or terminate the Plan at any time, provided that no such action shall affect any right or obligation with respect to any Bonus Award previously granted.

      3.03 Effectuation of Interest. In the event it should become impossible for the Benefits Administrator, the CEO, the Chief Executive Officer of National Grid Transco plc, or National Grid USA to perform any act required by the Plan, the Benefits Administrator, the CEO, the Chief Executive Officer of National Grid Transco, or National Grid USA may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

      3.04 Accounting. The Vice President and Controller of National Grid USA will be responsible for accounting matters directly affecting the Plan.

IV. ANNUAL INCENTIVE SHARE AWARD

      4.01 Calculation of Award. Each Participant's Annual Incentive Share Award shall be determined by multiplying the Participant's Cash Bonus by the applicable Matching Percentage. Notwithstanding the foregoing, if any Participant has an employment agreement with National Grid USA or National Grid Transco plc that provides for percentages different than those set forth herein the terms set forth in the Participant's Employment Agreement shall supersede the terms set forth in the Plan.

      4.02 Purchase of ADS's. The Company will purchase ADS's in the Participant's name, based upon the number of ADSs awarded to the Participant under Section 4.01 above. The number of ADSs purchased or will be rounded up to the next whole ADS.

      The Board/CEO may require each Company to deposit cash in a trust as needed to acquire the requisite number of ADS's for awards as they are determined. The Trustee will invest the cash in ADS's as soon as practicable. Any ADS's acquired by the Trustee shall be held until all awards have been invested in ADS's. Any awards held in trust shall be held for the exclusive benefit of the Participants.

      The price of ADS's will be computed on the basis of the average of high and low prices on the New York Stock Exchange - Composite Transactions as reported in the Wall Street Journal for the five consecutive trading days ending on the trading day prior to the fifteenth day of April following the Plan Year for which the award applies. If there is no trading in ADS's on the New York Stock Exchange for a substantial amount of time during the five-day period, or if publication by The Wall Street Journal of reports of ADS transactions for any day in the five-day period does not take place or is subject to reporting error, the value of ADS's shall be determined on the basis of such market quotations or other method as National Grid Transco plc shall deem appropriate.

      The price of ADS's purchased on the open market shall not include commissions. To the extent ADS's held by the Trustee earn cash dividends, said dividends shall be allocated and distributed to Participants on a pro-rata basis.

      4.03 Timing of Purchase. Purchase of ADS's under the Plan shall take place as soon as practicable following the end of the Plan Year for which the Annual Incentive Share Award applies.

      4.04 Restriction on Shares/ADS's .

      (a) Subject to Section 4.04(b), all Shares/ADS's awarded under the Plan to officers of National Grid USA or its predecessor, pertaining to performance in 1996 and thereafter, shall not be commuted, sold, assigned, transferred, or otherwise conveyed, whether voluntarily or involuntarily, for a period of five years from issuance, provided, however, said Shares/ADS's may be deferred to National Grid USA's Deferred Compensation Plan.

      (b) In the event of the Participant ceasing to be employed by a Company, the Board/CEO can determine whether any vesting restriction and/or any restriction on the freedom to dispose of the Shares/ADs's shall be waived or commuted.

      (c) All Shares/ADs's awarded under the Plan to the CEO and/or Chairman, as of 2000 and thereafter shall be subject to any vesting requirements set forth in his/her applicable employment agreement.

      4.05 Distribution Date. Except as set forth above, the ADS's shall be distributed to the Participants by the June 15 following the Plan Year.

      4.06 Deferral of ADS's Notwithstanding anything in the Plan to the contrary, a Participant in ICP I or II may elect to defer receipt of an Annual Incentive Share Award according to terms and conditions of National Grid USA Companies Deferred Compensation Plan. Thereafter, the Participant's rights to the deferred ADS's shall be governed solely by the terms of said plan.

V. GENERAL PROVISIONS

      5.01 Other Benefit Plans. Annual Incentive Share Awards or other distributions issued under the Plan shall not be used in determining a Participant's benefits under any group insurance plan or any incentive program except for the Incentive Compensation Plan. Notwithstanding the foregoing, Annual Incentive Share Awards under the Plan will be included in pension plan calculations to the extent provided in said pension plans.

      5.02 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

      5.03 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

      5.04 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein", "hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

      5.05 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of the Commonwealth of Massachusetts.

      5.06 Rate Making. Bonus Awards shall not be included for rate-making purposes.

The Plan initially adopted on December 6, 2001, effective as of April 1, 2000 is hereby amended and restated as of March 1, 2003 and effective as of April 1, 2002.

                                      ------------------------------------------
                                      Chief Executive Officer
                                      National Grid USA

                    Amendment to National Grid USA Companies'
                           Incentive Compensation Plan

      Pursuant to the provisions of Article III of the National Grid USA Companies' Incentive Compensation Plan, said Plan is hereby amended effective September 1, 2003 as follows:

      1.    Section 2.11 is amended to read:

            2.11 A Change in Control shall be deemed to have occurred if the conditions set forth in any of the following paragraphs shall have been satisfied:

                  (a) any Person or Persons in concert obtains Control (as defined in Section 840 of the United Kingdom's Income and Corporation Taxes Act 1988) of National Grid Transco plc as a result of making a general offer to acquire shares in National Grid Transco plc or having obtained Control, makes such an offer;

                  (b) the consummation of the sale or disposition by National Grid Transco plc of National Grid USA to a non-affiliated entity (whether by merger, sale of all or substantially all of the capital stock or assets of National Grid USA or otherwise);

                  (c) the complete liquidation, dissolution or winding up of National Grid Transco plc and/or of National Grid USA; or

                  (d) the acquisition by National Grid Transco plc or National Grid USA or their successors of all or substantially all of the assets of or ownership of all or substantially all of the outstanding shares of a U.S. electric and/or gas utility company which would increase the size or revenues of National Grid USA by 25% or more.

                              A Change in Control shall not be deemed to have
                        occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco plc and/or National grid USA will be under the Control of another company or the business of National Grid Transco plc is carried on by another company, and the Persons who owned the shares in National Grid Transco plc immediately before the Change in Control will immediately afterwards own more than 50% of the shares in that other company.

2. Section 2.13 is amended to read:

      2.13 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

      (a) any Person becomes bound or entitled to acquire shares in National Grid Transco plc under Sections 428 to 430F of the United Kingdom's Companies Act 1985, or a scheme of arrangement or compromise under
            Section 425 of the United Kingdom's Companies Act 1985 is proposed for National Grid Transco plc;

      (b) National Grid Transco plc shareholders, National Grid USA's shareholders and/or the Board of Directors of National Grid USA approve the sale of National Grid USA to a non-affiliated entity (whether by merger, sale of all or substantially all of the capital stock or assets of National Grid USA, or otherwise);

      (c) National Grid Transco plc passes a resolution for voluntary winding up, or an order is made for the compulsory winding up of National Grid Transco plc and/or National Grid USA;

      (d) the shareholders of National Grid Transco plc, the shareholders of National Grid USA and/or the Board of Directors of National Grid USA approve an event the consummation of which would result in the occurrence of a Change in Control; or

      (e) the Board of Directors of National Grid Transco plc adopts a resolution that, for purposes of this Agreement, a Major Transaction has occurred.

                  A Major Transaction shall not be deemed to have occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco plc and/or National Grid USA will be under the Control of another company or the business of National Grid Transco plc is carried on by another company, and the Persons who owned the shares in National Grid Transco plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

                                    By:      /s/ Richard P. Sergel
                                       -----------------------------------------
                                             Chief Executive Officer
                                             National Grid USA

                                       2